Exhibit 10.1.2

EXECUTION VERSION

PNG COMPANIES LLC

SECOND AMENDMENT

Dated as of August 22, 2013

to

NOTE PURCHASE AGREEMENT

Dated as of February 26, 2010

As Amended by the

FIRST AMENDMENT

Dated as of August 10, 2011

Re:	$125,000,000 4.17% Series 2010-A Senior Secured Notes, Tranche 1, due February 26, 2015

$105,000,000 4.93% Series 2010-A Senior Secured Notes, Tranche 2, due February 26, 2017

$181,000,000 5.53% Series 2010-A Senior Secured Notes, Tranche 3, due February 26, 2020

SECOND AMENDMENT TO NOTE PURCHASE AGREEMENT

THIS SECOND AMENDMENT dated as of August 22, 2013 (this “Amendment”) to the Note Purchase Agreement dated as of February 26, 2010 is between PNG COMPANIES LLC, a Delaware limited liability company (the “Company”), and each of the institutions which is named on the signature pages to this Amendment (collectively, the “Noteholders”).

RECITALS:

A. The Company and each of the Noteholders have heretofore entered into that certain Note Purchase Agreement dated as of February 26, 2010 (as amended by the First Amendment to Note Purchase Agreement dated as of August 10, 2011, the “Note Purchase Agreement”).

B. The Company has heretofore issued $411,000,000 aggregate principal amount of its Series 2010-A Senior Secured Notes consisting of (1) $125,000,000 aggregate principal amount of its 4.17% Series 2010-A Senior Secured Notes, Tranche 1, due February 26, 2015 (the “Tranche 1 Notes”), (2) $105,000,000 aggregate principal amount of its 4.93% Series 2010-A Senior Secured Notes, Tranche 2, due February 26, 2017 (the “Tranche 2 Notes”) and (3) $181,000,000 aggregate principal amount of its 5.53% Series 2010-A Senior Secured Notes, Tranche 3, due February 26, 2020 (the “Tranche 3 Notes”; said Tranche 3 Notes together with the Tranche 1 Notes and Tranche 2 Notes are hereinafter referred to collectively as the “Notes”) pursuant to the Note Purchase Agreement. The Noteholders are the holders of 100% of the outstanding principal amount of the Notes.

C. The Company and the Noteholders now desire to amend the Note Purchase Agreement in the respects, but only in the respects, hereinafter set forth.

D. Capitalized terms used herein shall have the respective meanings ascribed thereto in the Note Purchase Agreement unless herein defined or the context shall otherwise require.

E. All requirements of law have been fully complied with and all other acts and things necessary to make this Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

NOW, THEREFORE, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this Amendment set forth in Section 3 hereof, and in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Company and the Noteholders do hereby agree as follows:

SECTION 1. AMENDMENTS.

Section 1.1 Section 2.2(a) of the Note Purchase Agreement shall be amended by deleting the proviso at the end thereof.

Section 1.2 Section 5.16 of the Note Purchase Agreement shall be amended and restated in its entirety to read as follows:

“Section 5.16 Foreign Assets Control Regulations, Etc.

(a) Neither the Company nor any Controlled Entity is (i) a Person whose name appears on the list of Specially Designated Nationals and Blocked Persons published by the Office of Foreign Assets Control, United States Department of the Treasury (“OFAC”) (an “OFAC Listed Person”) (ii) an agent, department, or instrumentality of, or is otherwise beneficially owned by, controlled by or acting on behalf of, directly or indirectly, (x) any OFAC Listed Person or (y) any Person, entity, organization, foreign country or regime that is subject to any OFAC Sanctions Program, or (iii) otherwise blocked, subject to sanctions under or engaged in any activity in violation of other United States economic sanctions, including but not limited to, the Trading with the Enemy Act, the International Emergency Economic Powers Act, the Comprehensive Iran Sanctions, Accountability and Divestment Act (“CISADA”) or any similar law or regulation with respect to Iran or any other country, the Sudan Accountability and Divestment Act, any OFAC Sanctions Program, or any economic sanctions regulations administered and enforced by the United States or any enabling legislation or executive order relating to any of the foregoing (collectively, “U.S. Economic Sanctions”) (each OFAC Listed Person and each other Person, entity, organization and government of a country described in clause (i), clause (ii) or clause (iii), a “Blocked Person”). Neither the Company nor any Controlled Entity has been notified that its name appears or may in the future appear on a state list of Persons that engage in investment or other commercial activities in Iran or any other country that is subject to U.S. Economic Sanctions.

(b) No part of the proceeds from the sale of the Notes hereunder constitutes or will constitute funds obtained on behalf of any Blocked Person or will otherwise be used by the Company or any Controlled Entity, directly or indirectly, (i) in connection with any investment in, or any transactions or dealings with, any Blocked Person, or (ii) otherwise in violation of U.S. Economic Sanctions.

(c) Neither the Company nor any Controlled Entity (i) has been found in violation of, charged with, or convicted of, money laundering, drug trafficking, terrorist-related activities or other money laundering predicate crimes under the Currency and Foreign Transactions Reporting Act of 1970 (otherwise known as the Bank Secrecy Act), the USA PATRIOT Act or any other United States law or regulation governing such activities (collectively, “Anti-Money Laundering Laws”) or any U.S. Economic Sanctions violations, (ii) to the Company’s actual knowledge after making due inquiry, is under investigation by any Governmental Authority for possible violation of Anti-Money Laundering Laws or any U.S. Economic Sanctions violations, (iii) has been assessed civil penalties under any Anti-Money Laundering Laws or any U.S. Economic Sanctions, or (iv) has had any of its funds seized or forfeited in an action under any Anti-Money Laundering Laws. The Company has established procedures and controls which it reasonably believes are adequate (and otherwise comply with applicable law) to ensure that the Company and each Controlled Entity is and will continue to be in compliance with all applicable current and future Anti-Money Laundering Laws and U.S. Economic Sanctions.

(d) (1) Neither the Company nor any Controlled Entity (i) has been charged with, or convicted of bribery or any other anti-corruption related activity under any applicable law or regulation in a U.S. or any non-U.S. country or jurisdiction, including but not limited to, the U.S. Foreign Corrupt Practices Act and the U.K. Bribery Act 2010 (collectively, “Anti-Corruption Laws”), (ii) to the Company’s actual knowledge after making due inquiry, is under investigation by any U.S. or non-U.S. Governmental Authority for possible violation of Anti-Corruption Laws, (iii) has been assessed civil or criminal penalties under any Anti-Corruption Laws or (iv) has been or is the target of sanctions imposed by the United Nations or the European Union;

(2) To the Company’s actual knowledge after making due inquiry, neither the Company nor any Controlled Entity has, within the last five years, directly or indirectly offered, promised, given, paid or authorized the offer, promise, giving or payment of anything of value to a Governmental Official or a commercial counterparty for the purposes of: (i) influencing any act, decision or failure to act by such Government Official in his or her official capacity or such commercial counterparty, (ii) inducing a Governmental Official to do or omit to do any act in violation of the Governmental Official’s lawful duty, or (iii) inducing a Governmental Official or a commercial counterparty to use his or her influence with a government or instrumentality to affect any act or decision of such government or entity; in each case in order to obtain, retain or direct business or to otherwise secure an improper advantage in violation of any applicable law or regulation or which would cause any holder to be in violation of any law or regulation applicable to such holder; and

(3) No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for any improper payments, including bribes, to any Governmental Official or commercial counterparty in order to obtain, retain or direct business or obtain any improper advantage. The Company has established procedures and controls which it reasonably believes are adequate (and otherwise comply with applicable law) to ensure that the Company and each Controlled Entity is and will continue to be in compliance with all applicable current and future Anti-Corruption Laws.”

Section 1.3 Section 6.2(d) of the Note Purchase Agreement shall be amended and restated in its entirety to read as follows:

“(d) the Source constitutes assets of an “investment fund” (within the meaning of Part VI of PTE 84-14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part VI of the QPAM Exemption), no employee benefit plan’s assets that are managed by the QPAM in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, represent more than 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the

QPAM maintains an ownership interest in the Company that would cause the QPAM and the Company to be “related” within the meaning of Part VI(h) of the QPAM Exemption and (i) the identity of such QPAM and (ii) the names of any employee benefit plans whose assets in the investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization, represent 10% or more of the assets of such investment fund, have been disclosed to the Company in writing pursuant to this clause (d); or”

Section 1.4 Section 6.2(e) of the Note Purchase Agreement shall be amended and restated in its entirety to read as follows:

“(e) the Source constitutes assets of a “plan(s)” (within the meaning of Part IV(h) of PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV(a) of the INHAM Exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of “control” in Part IV(d)(3) of the INHAM Exemption) owns a 10% or more interest in the Company and (i) the identity of such INHAM and (ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this clause (e); or”

Section 1.5 Section 9 of the Note Purchase Agreement is hereby amended by inserting the following new Sections at the end thereof:

“Section 9.11 Maintenance of Ratings. The Company shall continue to use commercially reasonable efforts to maintain a rating of the Notes by at least two Rating Agencies; provided that no on-going minimum rating shall be required.

Section 9.12 Equitable Downgrade Fee. Upon the occurrence of a Trigger Event, in addition to interest accruing on the Series 2010-A Notes, the Company covenants that it will pay to the holder of each Series 2010-A Note a fee (the “Equitable Downgrade Fee”) at the rate of 1.50% per annum on the outstanding principal balance of the Series 2010-A Notes from the date of such Trigger Event until the Series 2010-A Notes have received an Investment Grade Rating from at least two Ratings Agencies and the Company has delivered updated ratings letters from two Rating Agencies affirming such rating; provided, for the avoidance of doubt, that no Equitable Downgrade Fee or any other fee shall be due in connection with a downgrade of the Notes other than as a result and for the duration of a Trigger Event. The Equitable Downgrade Fee with respect to the Series 2010-A Notes shall be payable on the same periodic basis as the interest on such Series 2010-A Notes is payable and on each date upon which interest is payable on such Series 2010-A Notes. This Section 9.12 shall cease to be effective upon (i) delivery by the Company of updated ratings letters from two Rating Agencies affirming that the Series 2010-A Notes have an Investment Grade Rating after giving effect to the Equitable Transaction and the incurrence of any related Indebtedness and (ii) payment of any Equitable Downgrade Fee required to be paid pursuant to the terms hereof.”

Section 1.6 Section 10.3 of the Note Purchase Agreement is hereby amended by:

(a)	deleting the word “Subsidiary” from the heading thereof; and

(b)	adding the following at the end thereof:

“The Company will not at any time, permit the incurrence of any Indebtedness unless (i) the Consolidated Debt to Capitalization Ratio as of the most recently ended fiscal quarter prior to the incurrence of such Indebtedness, calculated on a pro forma basis, after giving effect to such incurrence as if such incurrence had occurred on the first day of such fiscal quarter, shall be no greater than 0.60 to 1.00, (ii) immediately before and immediately after giving effect to the incurrence of such Indebtedness and the use of the proceeds thereof, no Default or Event of Default shall have occurred and be continuing and (iii) solely in connection with any Indebtedness used to refinance a portion (but less than all) of the Notes, (x) such Indebtedness shall not have terms, other than pricing, more favorable to the providers of such Indebtedness than the terms of this Agreement unless consented to by the Required Holders, and (y) each holder of Notes outstanding immediately after such refinancing shall have received a copy of letters from at least two Rating Agencies reaffirming that, immediately after giving effect to the issuance of such Indebtedness, the Notes shall be rated at least the same rating as the Notes were rated immediately prior to such issuance.”

Section 1.7 Section 10.4(d) of the Note Purchase Agreement is hereby amended by deleting the reference to “$25,000,000” and replacing it with “the greater of (i) $25,000,000 and (ii) 2% of Consolidated Total Assets as of the date of the Company’s most recent audited financial statements which have been delivered to the holders of Notes pursuant to Section 7.1(b)”.

Section 1.8 Section 10.7 of the Note Purchase Agreement is hereby amended by (i) replacing the word “or” at the end of clause (b) thereof with a comma “,”, and (ii) adding the following at the end of clause (c) thereof: “or (d) Dispositions of the PNG Assets”.

Section 1.9 Section 10.14 of the Note Purchase Agreement is hereby amended in its entirety and restated to read as follows:

Section 10.14 Line of Business. The Company will not, and will not permit any Subsidiary to engage in any business if, as a result, the general nature of the business in which the Company and its Subsidiaries, taken as a whole, would then be engaged would be substantially changed from the regulated utility business and any other activity or ancillary business related thereto. For purposes of this Section 10.14, neither gas processing nor exploration and development shall constitute the regulated utility business or an activity or ancillary business related thereto.

Section 1.10 Section 10.15 of the Note Purchase Agreement is hereby amended in its entirety and restated to read as follows:

Section 10.15 Terrorism Sanctions Regulations. The Company will not and will not permit any Controlled Entity (a) to become (including by virtue of being owned or controlled by a Blocked Person), own or control a Blocked Person or any Person that is the target of sanctions imposed by the United Nations or by the European Union, or (b) directly or indirectly to have any investment in or engage in any dealing or transaction (including, without limitation, any investment, dealing or transaction involving the proceeds of the Notes) with any Person if such investment, dealing or transaction (i) would cause any holder to be in violation of any law or regulation applicable to such holder, or (ii) is prohibited by or subject to sanctions under any U.S. Economic Sanctions, or (c) to engage, nor shall any Affiliate of either engage, in any activity that could subject such Person or any holder to sanctions under CISADA or any similar law or regulation with respect to Iran or any other country that is subject to U.S. Economic Sanctions.

Section 1.11 Clause (b) of Section 11 of the Note Purchase Agreement is hereby amended by inserting “or Equitable Downgrade Fee” immediately following the reference to “any interest” contained therein.

Section 1.12 Section 11 of the Note Purchase Agreement is hereby amended by replacing the references to “$25,000,000” in clauses (f), (i) and (j) therein with “the greater of (i) $25,000,000 and 2% of Consolidated Total Assets as of the date of the Company’s most recent audited financial statements which have delivered to the holders of Notes pursuant to Section 7.1(b)”.

Section 1.13 Clause (l) of Section 11 of the Note Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“(l) HoldCo shall (1) conduct, transact or otherwise engage in, or commit to conduct, transact or otherwise engage in, any business or operations other than those incidental to its ownership of the Capital Stock of the Company, (2) incur, create, assume or suffer to exist any Indebtedness or other liabilities or financial obligations, except (i) nonconsensual obligations imposed by operation of law, (ii) obligations pursuant to, and permitted by, the HoldCo Facility Documentation to which it is a party and (iii) obligations with respect to its Capital Stock; provided that in no event shall HoldCo incur any Indebtedness if immediately after giving effect thereto on a pro forma basis the HoldCo Consolidated Debt to Capitalization Ratio would exceed 0.65 to 1.00; provided, however, that if the HoldCo Consolidated Debt to Capitalization Ratio would exceed 0.65 to 1.00 but be no greater than 0.70 to 1.00, HoldCo may incur Indebtedness so long as, immediately after giving effect thereto on a pro forma basis, the Notes shall have an Investment Grade Rating and the holders of Notes shall have received updated ratings letters from two Rating Agencies affirming such rating, or (3) own, lease, manage or otherwise operate any properties or assets (including cash (other than cash received in connection with dividends or distributions made by the Company in accordance with Section 10.5 pending application in the manner contemplated by said Section) and cash equivalents) other than the ownership of shares of Capital Stock of the Company.”

Section 1.14 Section 20 of the Note Purchase Agreement is hereby amended by inserting the following new paragraph at the end thereof:

“In the event that as a condition to receiving access to information relating to the Company or its Subsidiaries in connection with the transactions contemplated by or otherwise pursuant to this Agreement, any Purchaser, Additional Purchaser or holder of a Note is required to agree to a confidentiality undertaking (whether through IntraLinks, another secure website, a secure virtual workspace or otherwise) which is different from this Section 20, this Section 20 shall not be amended thereby and, as between such Purchaser or such holder and the Company, this Section 20 shall supersede any such other confidentiality undertaking.”

Section 1.15 The definition of “Credit Agreement” contained in Schedule B to the Note Purchase Agreement shall be and is hereby amended in its entirety and restated to read as follows:

“Credit Agreement” shall mean the Credit Agreement dated as of August 10, 2011 by and among the Company, the Lenders (as defined therein) from time to time parties thereto, JPMorgan Chase Bank, N.A., as administrative agent, and the other agents party thereto, as amended, restated, joined, supplemented or otherwise modified from time to time, and any renewals, extensions or replacements thereof, and any credit agreement which contains a revolving credit facility of the Company.

Section 1.16 The definition of “GAAP” contained in Schedule B to the Note Purchase Agreement shall be and is hereby amended by deleting the reference to “(as permitted by FAS 159, International Accounting Standard 39 or any similar accounting standard)” and inserting “(as permitted by Financial Accounting Standards Board Accounting Standards Codification Topic No. 825-10-25 – Fair Value Option, International Accounting Standard 39 – Financial Instruments: Recognition and Measurement or any similar accounting standard)” in lieu thereof.

Section 1.17 The definition of “HoldCo Facility Documentation” contained in Schedule B to the Note Purchase Agreement shall be and is hereby amended in its entirety and restated to read as follows:

“HoldCo Facility Documentation” shall mean a credit agreement or other document entered into by HoldCo in connection with HoldCo incurring senior secured Indebtedness or any refinancing thereof (including any incremental facilities or other additional Indebtedness of HoldCo incurred in connection with a Permitted Acquisition), together with all instruments and other agreements entered into by HoldCo in connection therewith; provided, that no HoldCo Facility Documentation shall contain any restrictions on the Company or any of its Subsidiaries which are more restrictive than those contained in the Credit Agreement.

Section 1.18 The definition of “Required Holders” contained in Schedule B to the Note Purchase Agreement shall be and is hereby amended in its entirety and restated to read as follows:

“Required Holders” shall mean, at any time, (1) the holders of more than 50% in principal amount of the Series 2010-A Notes at the time outstanding and (2) the holders of more than 50% in principal amount of each other Series of Notes at the time outstanding (in each case, exclusive of Notes then owned by the Company or any of its Affiliates).

Section 1.19 Schedule B to the Note Purchase Agreement is hereby amended to insert in proper alphabetical order the following new definitions:

“Anti-Corruption Laws” is defined in Section 5.16(d).

“Anti-Money Laundering Laws” is defined in Section 5.16(c).

“Blocked Person” is defined in Section 5.16(a).

“CISADA” is defined in Section 5.16(a).

“Controlled Entity” shall mean (i) any of the Subsidiaries of the Company and any of their or the Company’s respective Controlled Affiliates and (ii) if the Company has a parent company, such parent company and its Controlled Affiliates. As used in this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Equitable Downgrade Fee” is defined in Section 9.12.

“Equitable Transaction” shall mean the transactions contemplated by the Master Purchase Agreement dated as of December 19, 2012 among the Company, EQT Corporation and Distribution Holdco, LLC and the Asset Exchange Agreement dated as of December 19, 2012 between the Company and EQT Corporation.

“Exhibit C-1” is defined in the definition of “PNG Assets”.

“Governmental Official” shall mean any governmental official or employee, employee of any government-owned or government-controlled entity, political party, any official of a political party, candidate for political office, official of any public international organization or anyone else acting in an official capacity.

“HoldCo Consolidated Capitalization” shall mean, at any date, the sum of (a) HoldCo Consolidated Total Net Worth as at the end of the most recently ended fiscal quarter of HoldCo and (b) HoldCo Consolidated Debt at such date.

“HoldCo Consolidated Debt” shall mean, at any date, the aggregate principal amount of all Indebtedness of HoldCo and its Subsidiaries at such date, determined on a consolidated basis in accordance with GAAP; provided that for purposes of calculating the HoldCo Consolidated Debt to Capitalization Ratio, any Working Capital Loans in excess of $12,500,000 in the aggregate but less than or equal to $175,000,000 in the aggregate shall not be included as “HoldCo Consolidated Debt.”

“HoldCo Consolidated Debt to Capitalization Ratio” shall mean, at any time, the ratio of HoldCo Consolidated Debt to HoldCo Consolidated Capitalization at such time.

“HoldCo Consolidated Total Net Worth” shall mean, at any date, all amounts that would, in conformity with GAAP, be included on a consolidated balance sheet of HoldCo and its Subsidiaries under stockholders’ equity at such date.

“OFAC” is defined in Section 5.16(a).

“OFAC Listed Person” is defined in Section 5.16(a).

“OFAC Sanctions Program” shall mean any economic or trade sanction that OFAC is responsible for administering and enforcing. A list of OFAC Sanctions Programs may be found at http://www.treasury.gov/resource-center/sanctions/Programs/Pages/Programs.aspx.

“PNG Assets” shall mean (i) the assets, including pipelines, valves, fittings, regulation, real property interests and associated facility records associated with each of the Gamble Hayden storage facilities, Webster storage facilities, Truittsburg storage facilities and Rager storage facilities, all as more completely described in Exhibit C-1 (“Exhibit C-1”) of the Asset Exchange Agreement dated as of December 19, 2012 between the Company and EQT Corporation, (ii) additional assets described in Exhibit C-1, including approximately 200 miles of transmission pipeline, certain interstate pipeline interconnect facilities, certain relay compressor facilities, certain storage compressor facilities and certain information technology and other assets, and (iii) all issued and outstanding membership interests in Rager Mountain.

“Trigger Event” shall mean if (i) the Equitable Transaction is financed with Indebtedness other than Notes issued pursuant to Section 2.2 and (ii) the Notes as a result of the financing or announced financing of the Equitable Transaction are downgraded below BBB- by S&P or Fitch or Baa3 by Moody’s.

“U.S. Economic Sanctions” is defined in Section 5.16(a).

Section 1.20 Schedule B to the Note Purchase Agreement is hereby amended by deleting the following definitions in their entirety:

“Anti-Terrorism Order”

SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

In order to induce the Noteholders to execute and deliver this Amendment (which representations shall survive the execution and delivery of this Amendment), the Company represents and warrants to the Noteholders that:

(a) this Amendment has been duly authorized, executed and delivered by it and this Amendment constitutes the legal, valid and binding obligation, contract and agreement of the Company enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors’ rights generally;

(b) the execution, delivery and performance by the Company of this Amendment and performance by the Company of the terms of the Note Purchase Agreement, as amended by this Amendment, (i) have been duly authorized by all requisite company action and, if required, member action, (ii) do not require the consent or approval of any governmental or regulatory body or agency, except consents or approvals (A) described in Schedule 5.7 to the Note Purchase Agreement, which have been obtained or made, are in full force and effect and are not subject to appeal or any condition which has not been satisfied or (B) the failure of which to obtain could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect and (iii) will not (A) violate (1) any provision of law, statute, rule or regulation applicable to the Company or its organizational documents, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon it or (3) any provision of any indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound or (B) result in a breach of, or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (iii)(A)(3) of this Section 2(b); and

(c) no Default or Event of Default has occurred and is continuing.

SECTION 3. CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT.

Upon satisfaction of each of the following conditions, this Second Amendment shall become effective on and as of August 22, 2013:

(a) executed counterparts of this Amendment, duly executed by the Company and the holders of the Notes under the Note Purchase Agreement, shall have been delivered to the Noteholders;

(b) the representations and warranties of the Company set forth in Section 2 hereof are true and correct on and with respect to the date hereof;

(c) each Noteholder shall have received, in immediately available funds, for the account of such Noteholder, an amendment fee in an amount equal to 0.05% of the aggregate outstanding principal amount of Notes held by such Noteholder; and

(d) the Company shall have paid the reasonable fees and expenses of Schiff Hardin LLP, special counsel to the Noteholders, in connection with the negotiation, preparation, approval, execution and delivery of this Amendment.

SECTION 4. MISCELLANEOUS.

Section 4.1 This Amendment shall be construed in connection with and as part of the Note Purchase Agreement, and except as expressly amended by this Amendment, all terms, conditions and covenants contained in the Note Purchase Agreement, the Notes and each Security Document are hereby ratified and shall be and remain in full force and effect. On and after the date hereof each reference in the Note Purchase Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Note Purchase Agreement, and each reference in each of the Security Documents or Notes to “the Note Purchase Agreement,” “thereunder,” “thereof” or words of like import referring to the Note Purchase Agreement, shall mean and be a reference to the Note Purchase Agreement as amended by this Amendment.

Section 4.2 The descriptive headings of the various Sections or parts of this Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

Section 4.3 This Amendment shall be governed by and construed in accordance with, and the rights of the parties shall be governed by, the law of the State of New York, excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

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Section 4.4 The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.

PNG COMPANIES LLC

By:	/s/ Preston Poljak
Name: Preston Poljak
Title: Vice President and Treasurer

SIGNATURE PAGE TO AMENDMENT TO NOTE PURCHASE AGREEMENT

Accepted and Agreed to:

ING LIFE INSURANCE AND ANNUITY COMPANY
ING USA ANNUITY AND LIFE INSURANCE COMPANY
RELIASTAR LIFE INSURANCE COMPANY
RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

By:	ING Investment Management LLC, as Agent

By:	/s/ Joshua A. Winchester
Name:	Joshua A. Winchester
Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDMENT

METROPOLITAN LIFE INSURANCE COMPANY, on behalf of itself and as investment manager to the entities below

METLIFE INVESTORS INSURANCE COMPANY

METLIFE REINSURANCE COMPANY OF VERMONT
METLIFE INVESTORS USA INSURANCE COMPANY
GENERAL AMERICAN LIFE INSURANCE COMPANY

By:	/s/ Nancy Doyle
Name:	Nancy Doyle
Title:	Director

SIGNATURE PAGE TO SECOND AMENDMENT

HARTFORD LIFE INSURANCE COMPANY
HARTFORD ACCIDENT AND INDEMNITY COMPANY
HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY

By:	Hartford Investment Management Company, Their agent and attorney-in-fact

By:	/s/ William N. Holm, Jr.
Name:	William N. Holm, Jr.
Title:	Executive Vice President

SIGNATURE PAGE TO SECOND AMENDMENT

THRIVENT FINANCIAL FOR LUTHERANS

By:	/s/ Alan D. Onstad
Name:	Alan D. Onstad
Title:	Senior Director

SIGNATURE PAGE TO SECOND AMENDMENT

NEW YORK LIFE INSURANCE COMPANY

By:	/s/ Michael W. Boyd
Name:	Michael W. Boyd
Title:	Corporate Vice President

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

By:	New York Life Investment Management LLC, Its Investment Manager

By:	/s/ Michael W. Boyd
Name:	Michael W. Boyd
Title:	Senior Director

SIGNATURE PAGE TO SECOND AMENDMENT

FORETHOUGHT LIFE INSURANCE COMPANY

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc. (as its General Partner)

By:	/s/ Brien Davis
Vice President

SIGNATURE PAGE TO SECOND AMENDMENT

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

By:	/s/ Gwendolyn S. Foster
Name:	Gwendolyn S. Foster
Title:	Senior Director

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

By:	/s/ Gwendolyn S. Foster
Name:	Gwendolyn S. Foster
Title:	Senior Director

SIGNATURE PAGE TO SECOND AMENDMENT

AMERICAN HERITAGE LIFE INSURANCE COMPANY

By:	/s/ Michael T. Moran
Name:	Michael T. Moran
Title:	Authorized Signatory

By:	/s/ Allen Dick
Name:	Allen Dick
Title:	Authorized Signatory

ALLSTATE LIFE INSURANCE COMPANY

By:	/s/ Michael T. Moran
Name:	Michael T. Moran
Title:	Authorized Signatory

By:	/s/ Allen Dick
Name:	Allen Dick
Title:	Authorized Signatory

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

By:	/s/ Michael T. Moran
Name:	Michael T. Moran
Title:	Authorized Signatory

By:	/s/ Allen Dick
Name:	Allen Dick
Title:	Authorized Signatory

SIGNATURE PAGE TO SECOND AMENDMENT

PROVIDENT LIFE AND CASUALTY INSURANCE COMPANY

By: Provident Investment Management, LLC
Its: Agent

By:	/s/ Ben Vance
Name:	Ben Vance
Title:	Managing Director

UNUM LIFE INSURANCE COMPANY OF AMERICA

By: Provident Investment Management, LLC
Its: Agent

By:	/s/ Ben Vance
Name:	Ben Vance
Title:	Managing Director

SIGNATURE PAGE TO SECOND AMENDMENT

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	Babson Capital Management LC as Investment Adviser

By:	/s/ John B. Wheeler
Name:	John B. Wheeler
Title:	Managing Director

C.M. LIFE INSURANCE COMPANY

By:	Babson Capital Management LLC as Investment Adviser

By:	/s/ John B. Wheeler
Name:	John B. Wheeler
Title:	Managing Director

MASSMUTUAL ASIA LIMITED

By:	Babson Capital Management LLC as Investment Adviser

By:	/s/ John B. Wheeler
Name:	John B. Wheeler
Title:	Managing Director

SIGNATURE PAGE TO SECOND AMENDMENT

UNITED OF OMAHA LIFE INSURANCE COMPANY

By:	/s/ Justin P. Kavan
Name:	Justin P. Kavan
Title:	Vice President

COMPANION LIFE INSURANCE COMPANY

By:	/s/ Justin P. Kavan
Name:	Justin P. Kavan
Title:	An Authorized Signer

SIGNATURE PAGE TO SECOND AMENDMENT

BANKERS LIFE AND CASUALTY COMPANY
COLONIAL PENN LIFE INSURANCE COMPANY
CONSECO LIFE INSURANCE COMPANY
WASHINGTON NATIONAL INSURANCE COMPANY

By:	40|86 Advisors, Inc. acting as Investment Advisor

By:	/s/ Timothy L. Powell
Name:	Timothy L. Powell
Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDMENT

MODERN WOODMEN OF AMERICA

By:	/s/ Douglas A. Pannier
Name:	Douglas A. Pannier
Title:	Private Placements - Group Head

SIGNATURE PAGE TO SECOND AMENDMENT

PROTECTIVE LIFE INSURANCE COMPANY

By:	/s/ Philip E. Passafiume
Name:	Philip E. Passafiume
Title:	Director, Fixed Income

SIGNATURE PAGE TO SECOND AMENDMENT

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

By:	/s/ David Divine
Name:	David Divine
Title:	Portfolio Manager

SIGNATURE PAGE TO SECOND AMENDMENT

CCG TRUST CORPORATION

By:	/s/ Steven Blazevic
Name:	Steven Blazevic
Title:	Managing Director

SIGNATURE PAGE TO SECOND AMENDMENT

CUNA MUTUAL INSURANCE SOCIETY

By:	MEMBERS Capital Advisors, Inc. acting as Investment Advisor

By:	/s/ Allen R. Cantrell
Name:	Allen R. Cantrell
Title:	Managing Director, Investments

SIGNATURE PAGE TO SECOND AMENDMENT

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

By:	/s/ Eve Hampton
Name:	Eve Hampton
Title:	Vice President, Investments

By:	/s/ Paul Runnalls
Name:	Paul Runnalls
Title:	Manager, Investments

SIGNATURE PAGE TO SECOND AMENDMENT

LIFE INSURANCE COMPANY OF THE SOUTHWEST

By:	/s/ R. Scott Higgins
Name:	R. Scott Higgins
Title:	Senior Vice President Sentinel Asset Management

SIGNATURE PAGE TO SECOND AMENDMENT

PRIMERICA LIFE INSURANCE COMPANY

By:	Conning, Inc., as Investment Manager
By:	/s/ Samuel Otchere
Name:	Samuel Otchere
Title:	Director

SENIOR HEALTH INSURANCE COMPANY OF PENNSYLVANIA

By:	Conning, Inc., as Investment Manager
By:	/s/ Samuel Otchere
Name:	Samuel Otchere
Title:	Director

SIGNATURE PAGE TO SECOND AMENDMENT